UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 04/28/2026

UMB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 001-38481

Missouri	43-0903811
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1010 Grand Blvd., Kansas City, MO 64106

(Address of principal executive offices, including zip code)

(816) 860-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	UMBF	The NASDAQ Global Select Market
Depositary Shares, each representing a 1/400th interest in a share of 7.750% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B	UMBFO	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On April 28, 2026, UMB Financial Corporation (the “Company”) issued a press release announcing the financial results for the Company for the quarter ended March 31, 2026. A copy of the press release is attached as Exhibit 99.1 and the information is hereby incorporated by reference herein. The Company does not incorporate by reference information presented at any website referenced in the press release.

The Company is furnishing a copy of materials that will be used in the Company's shareholder conference call at 8:30 a.m. (CT) on April 29, 2026. A copy of the materials is attached as Exhibit 99.2 and will be available on the Company's website at www.umb.com. The materials are dated April 28, 2026, and the Company disclaims any obligation to correct or update any of the materials in the future.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed to be “filed” with the Securities and Exchange Commission (“SEC”) for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.

Item 8.01 Other Events

On April 28, 2026, the Company issued a press release announcing the Board of Directors of the Company had declared a quarterly dividend of $0.43 per share that is payable on July 1, 2026 to stockholders of record of the Company's common stock as of the close of business on June 10, 2026. The Board of Directors of the Company also declared a dividend of $193.75 per share of the Company's Series B 7.750% preferred stock, which results in a dividend of $0.484375 per depositary share. The preferred stock dividend is payable on July 15, 2026, to stockholders of record of the Company's preferred stock as of the close on business on June 30, 2026.

The Company also announced that the Board has authorized the repurchase of up to two million shares of the Company's common stock from time to time until the meeting of the Board that immediately follows the 2027 annual meeting of the Company's shareholders.

Item 9.01 Financial Statements and Exhibits

99.1	Press Release announcing financial results for the quarter ended March 31, 2026.
99.2	Investor Presentation Materials, dated April 28, 2026.
99.3	Press Release announcing dividend declaration and share repurchase.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMB FINANCIAL CORPORATION
By:	/s/ Ram Shankar
Ram Shankar Chief Financial Officer

Date: April 28, 2026